UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): June 30, 2017

                             NEWGIOCO GROUP, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                     000 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              +39 391 306 4134
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 8.01 OTHER EVENTS

On June 30, 2017, the Company obtained certification on its betting software platform operated through its wholly owned subsidiary Odissea Betriebsinformatik Beratung GmbH as required by the Italian gaming authority, the Agency of Customs and Monopolies ("ADM"). By achieving this internationally recognized and uncompromising ADM Certification, the company has demonstrated its commitment to the highest level of security standards and continuous improvement in betting software development, implementation and oversight.

The certification of our Odissea "ELYS" platform was conducted by Quinel M. Ltd. a leading independent and internationally accredited testing laboratory, specialising in the certification of gaming software and systems.

On July 5, 2017, the Company issued a press release announcing the achievement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number    Description
_______________   ______________________________________________________________
99.1              Press Release Dated July 5, 2017



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  July 5, 2017.                    NEWGIOCO GROUP, INC.


                                         /s/ Michele Ciavarella
                                         ________________________
                                         Michele Ciavarella
                                         Chairman of the Board
                                          Chief Executive Officer